Exhibit 99.462

Firm Transmission Rights Request for Implementation Approval Byron Woertz Director, Client Relations August 27, 1998

Overview Background-direction from June Board meeting Tariff Filing Auction Design Price Transparency Market monitoring

Background-June Meeting Board has determined overall policy on auction design Discussed in June Board meeting, included in draft tariff language and filing

Today's Discussion Today's discussion involves open issues from June Board meeting implementation details price transparency

Background - RFP RFP for auction design Design the auction Run the auction Design market monitoring indices Implement market monitoring

Background - RFP Results Five responses Two leaders, one winner

Winning Bidder PricewaterhouseCoopers, in partnership with TradingDynamics Quality of team equal to or better than competitor's Better integration with existing ISO software systems Less costly

Tariff Filing-Part 2 Structural details of auction design Stakeholder review Target filing by August 31 Expect to request variance from 60-day FERC review period

Main Criteria for a Good Auction Design Efficient allocation of FTRs Fair compensation for TOs Maximum truthful price signaling (Common Value problem-bidders may alter bidding behavior based on other bidders' actions)

Main Criteria for a Good Auction Design Minimal post-auction regrets Losing bidders have chosen not to match prices Winning bidders do not leave money on the table Easily understandable auction rules

Main Criteria for a Good Auction Design Timely completion of the auction

Auction Procedure Seller (ISO) sets (low) initial price for each interface Buyers submit bids indicating desired quantity at Round 1 price

Auction Procedure ISO raises price for next round Size of increase is a function of the excess demand over supply Bidders bid (desired MW quantity) at new price New bid may not exceed previous bid

Auction Procedure If demand still exceeds supply, repeat previous steps When demand is less than supply, that market closes Clearing price is the price in the last round where demand exceeded supply

Auction Procedure Bidders receive all FTRs bid in the final round plus a pro rata share of those bid in previous round

Example of Pro Rata Allocation

Auction Design Grouping Interfaces that are reasonable substitutes for one another Allows bidders greater flexibility in bidding

Auction Design Advantages to waiting on grouping It is simpler not to group We don't have enough data to be able to group well Software will be delivered with grouping capability-not used this year

Price Transparency Primary market All winning bidders, quantities purchased and clearing prices published

Price Transparency Secondary market Traded FTRs must be registered to retain scheduling priority We expect registration by SCs to facilitate direct payments from the ISO Working on software to facilitate secondary market price reporting (aggregate only)

Price Transparency Some limitations Secondary market transactions may not be registered with the ISO if the holder doesn't plan to use the physical rights provision Holders might separate the physical and financial rights, so the registered price might not reflect the whole FTR price

Market Monitoring Primary Market Prices Market Concentration

Market Monitoring Secondary Market Prices Market Shares Market Distortions

Market Monitoring-Path Number of bids for each path Number of successful bids at winning price Unsuccessful bids and prices offered

Market Monitoring-Path Market clearing prices FTRs purchased by each winning bidder Market concentration (% of path owned by a single bidder)

Market Monitoring-Bidder Prices bidders were prepared to pay in unsuccessful bids Successful bid prices Market concentration of bidders' rights over various paths

Market Monitoring-Bidder Bids per path/price spread Market concentration (% of market owned by a single bidder)

Secondary Market Monitoring Number of secondary market transactions registered with the ISO FTR ownership rights for a given hour, day, MW and price Market concentration of bidders by path

Secondary Market Monitoring Prices paid for registered secondary market transactions Price spread within a path Rights ownership for given hours Number of times an FTR changes ownership

Secondary Market Monitoring Frequency of DA, HA and RT congestion Adjustment bid market depth and price sensitivity